SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 12, 1999 Date of earliest event reported: November 8, 1999

PFIZER INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)

Registrant's telephone number, including area code: (212) 573-2323

Item 5. Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Pfizer Inc. dated November 8, 1999 relating to its current performance and outlook and its offer to acquire all of the outstanding shares of Warner-Lambert Company.

Item 7(c). Exhibits

99.1	Press release of Pfizer Inc. dated November 8, 1999.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: November 12, 1999	By: /s/ MARGARET M. FORAN Name: Margaret M. Foran Title: Vice President- Corporate Governance

Index to Exhibits

99.1	Press release of Pfizer Inc. dated November 8, 1999 relating to its current performance and outlook and its offer to acquire all of the outstanding shares of Warner-Lambert Company.